SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): May 16, 2003




               ALPHA HOSPITALITY CORPORATION

     (Exact Name of Registrant as Specified in Charter)





     Delaware                        1-12522            13-3714474
(State or other jurisdiction     (Commission File No.) (IRS Employer
of incorporation)                                       Identification No.)




707 Skokie Boulevard, Suite 600, Northbrook, Illinois     60062
  (Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code: (847) 418-3804

ITEM 5. OTHER EVENTS

On May 15, 2003, New York State enacted legislation to enhance the incentives for racetracks in the State to participate in the State's Video Lottery program. Although legislation had authorized the program earlier, none of the racetracks authorized to participate in the program had found the terms sufficiently attractive to justify the investment required to participate in the program. Under the newly enacted legislative amendments, the initial term of the program has been extended to 10 years from the date of inception and permits year round operations with extended hours. Approximately 29% of total VLT revenue received is to be distributed to the tracks and their horsemen/ breeders associations. A percentage of VLT revenues is to be made available to provide gradually increasing purses for the horsemen and for a breeding fund, thus improving the quality of racing at the track. During the initial eighteen months of the program, the NY State Lottery has the ability to approve the opening of temporary VLT structures -- while more comprehensive construction takes place.

Pursuant to the original legislation, the New York State Lottery made an allocation of 1,800 VLTs to Monticello Raceway. If market conditions permit, additional machines may be added without the need for additional legislation.

To the extent the content of this Form 8K includes forward-looking statements, they involve various risks and uncertainties including (i) the risk that various approvals necessary for implementation of the operations described herein and required to be obtained from the New York State Lottery and various other federal, State and local governmental entities are not received,
(ii) the risk that financing necessary for the proposed programs may not be able to be obtained because of credit factors, market conditions or other contingencies, (iii) the risk that pending or new litigation challenging the constitutionality of the proposed VLT program is decided adversely to the Company's interest or is pending for an extended period of time, (iv) the risk that definitive agreements with Catskill Development LLC and its affiliates are not consummated as contemplated and that the pending consolidation of the Company with Catskill Development LLC does not occur, (v) the risk of non-compliance by various counterparties of the related agreements, and (vi) general risks affecting the Company as described from time to time in it's reports filed with the Securities and Exchange Commission. The Company wishes to caution readers not to place undue reliance on such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1994, and as such, speak only as of the date made.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(a)  Exhibits

99.1 Press Release dated May 16, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 16, 2003                        ALPHA HOSPITALITY CORPORATION
                                                    (Registrant)

                                              By: /s/ Scott A. Kaniewski
                                                  Scott A. Kaniewski
                                                  Chief Financial Officer

                                                     EXHIBIT 99.1


                      EMPIRE RESORTS, INC.


CONTACT:                                FOR IMMEDIATE RELEASE
Charles Degliomini
Vice President - Corporate Communications
Empire Resorts, Inc.
516.263.6600
cdegliomini empireresorts.com

EMPIRE RESORTS AFFILIATE PLANS IMPLEMENTATION OF UP TO 1,800 VLTS

MODIFICATION OF NEW YORK STATE VIDEO LOTTERY TERMINAL LEGISLATION
                        BECOMES LAW


MONTICELLO, NEW YORK-- May 16, 2003 - Empire Resorts, Inc. (the "Company") (NASDAQ:NYNY) announced today that the operation of Video Lottery Terminals (VLTs) at Monticello Raceway could proceed as a result of action taken yesterday by the New York State Legislature. Although final terms of the program remain to be worked out, the Company believes that these legislative amendments should allow operation of 1,800 authorized VLTs at its Monticello Raceway facility located in Sullivan County, New York.

The Raceway is one of eight New York State Racetracks slated to offer VLTs under legislation initially passed two years ago.
Modifications to the original bill will now permit the tracks to offer VLTs under more favorable terms.

Empire Resort's Chairman and CEO Robert Berman stated, "This is a long awaited, very positive development and should be a catalyst for the rejuvenation of the Monticello Raceway. The start-up of VLTs compliments our proposed plan to develop a world class Native American Casino with our partners, the Cayuga Nation of New York. We believe that the VLTs
will   lead  the  way  into  establishing  our  facility   as   a
comprehensive gaming destination - with something for everyone."

The  newly  enacted legislative amendments include: the initial terms of the  program has been extended to 10 years;and  permission
for  year  round  operations   with extended  hours. Approximately
29% of total VLT revenue received is to be distributed to the tracks and their horsemen/ breeders associations. A percentage of VLT revenues will be made available to provide increased purses for the horsemen and for a breeding fund, thus improving the quality of racing at the track. If market conditions permit, additional machines may be added without the need for additional legislation. During the initial eighteen months of the program, the New York State Lottery also has the ability to allow the opening of temporary VLT structures -- while more comprehensive construction takes place.

Mr.   Berman   concluded,  "We  are  very  pleased   by   today's
developments. We intend   to  vigorously  pursue all  potential  avenues
for the development of the Raceway site, as a multidimensional gaming destination -- including both Video Lottery Terminals and a full scale Native American casino. We plan to maximize the unique advantages of our location -- just 90 miles north of New York
City and within driving distance of 23 million people."

The Company is in the process of finalizing an agreement to consolidate its operations with those of Catskill Development, LLC -- a partner in the operation and development of this project.

To the extent the content of this press release includes forward-looking statements, they involve various risks and uncertainties including (i) the risk that various approvals necessary for the projects described herein and required to be obtained from the New York State Lottery, the United States Bureau of Indian Affairs, the National Indian Gaming Regulatory Commission, the Governor of the State of New York and various other federal, State and local governmental entities are not received, (ii) the risk that financing necessary for the proposed programs or projects may not be able to be obtained because of credit factors, market conditions or other contingencies, (iii) the risk that the Cayuga Nation may exercise certain broad rights with regard to termination of its agreements with the Company and Catskill (iv) the risk that definitive agreements with Catskill Development LLC and its affiliates are not consummated as contemplated and that the proposed consolidation does not occur,
(v) the risk of non-compliance by various counterparties of the related agreements, and (vi) general risks affecting the Company as described from time to time in it's reports filed with the Securities and Exchange Commission. The Company wishes to caution readers not to place undue reliance on such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1994, and as such, speak only as of the date made.
###